Exhibit 10.1

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

Dated as of November 15, 2006

by and among

SENIOR HOUSING PROPERTIES TRUST,
                                                             as Borrower

WACHOVIA CAPITAL MARKETS, LLC,
                                                                      as Lead Arranger

WACHOVIA BANK, NATIONAL ASSOCIATION,
                                                                                    as Administrative Agent,

Each of
ING REAL ESTATE FINANCE (USA) LLC
and
CITIZENS BANK OF MASSACHUSETTS,
                                                                                       as Co-Syndication Agents,

Each of
ROYAL BANK OF CANADA
and
CALYON NEW YORK BRANCH,
                                                                                             as Co-Documentation Agents,
and

THE FINANCIAL INSTITUTIONS PARTY HERETO
AND THEIR ASSIGNEES UNDER SECTION 12.5 as Lenders

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) dated as of November 15, 2006 by and among SENIOR HOUSING PROPERTIES TRUST (the “Borrower”), each of the financial institutions a party hereto (the “Lenders”), and WACHOVIA BANK, NATIONAL ASSOCIATION, as Agent (the “Agent”).

WHEREAS, the Borrower, the Lenders and the Agent have entered into that certain Amended and Restated Credit Agreement dated as of July 29, 2005 (as in effect immediately prior to the date hereof, the “Credit Agreement”); and

WHEREAS, the Borrower, the Lenders and the Agent desire to amend certain provisions of the Credit Agreement on the terms and conditions contained herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

Section 1. Specific Amendments to Credit Agreement. The parties hereto agree that the Credit Agreement is amended as follows:

(a) The Credit Agreement is amended by restating in full the definitions of “Capitalization Rate” and “Termination Date” contained in Section 1.1. thereof as follows:

“Capitalization Rate” means 9.00%.

“Termination Date” means December 31, 2010.

(b) The Credit Agreement is amended by restating Section 3.6.(d) thereof in its entirety as follows:

(d) Extension Fees. If, pursuant to Section 2.15., the Termination Date is extended, the Borrower agrees to pay to the Agent for the account of each Lender an extension fee equal to 0.15% of each such Lender’s Commitment at the time of such extension. Payment of such fees shall be a condition precedent to the effectiveness of any such extension.

(c) The Credit Agreement is amended by restating Section 9.1.(a) thereof in its entirety as follows:

(a) Leverage Ratio. The ratio of (i) Total Indebtedness to (ii) Total Asset Value, to exceed 0.60 to 1.00 at any time.

(d) The Credit Agreement is amended by restating Section 9.1.(c) thereof in its entirety as follows:

(c) Secured Indebtedness. The ratio of (i) Secured Indebtedness of the Borrower and its Subsidiaries to (ii) Total Asset Value, to be greater than 0.30 to 1.00 at any time.

(e) The Credit Agreement is amended by restating Section 9.1.(d) thereof in its entirety as follows:

(d) Unencumbered Leverage Ratio. The ratio of (i) Unencumbered Asset Value to (ii) Unsecured Indebtedness of the Borrower and its Subsidiaries, to be less than 1.67 to 1.00 at any time.

(f) The Credit Agreement is amended by restating Section 9.1.(g) thereof in its entirety as follows:

(g) Floating Rate Debt.  The aggregate principal amount of all outstanding Floating Rate Debt to exceed, at any time, the greater of (i) 40% of Total Asset Value and (ii) the aggregate amount of the Commitments.

(g) Schedule 1.1.(a) to the Credit Agreement is hereby superseded and replaced by Schedule 1.1.(a) attached to this Amendment.

Section 2. Conditions Precedent. The effectiveness of this Amendment is subject to receipt by the Agent of each of the following, each in form and substance satisfactory to the Agent:

(a) A counterpart of this Amendment duly executed by the Borrower and each of the Lenders;

(b) An Acknowledgment substantially in the form of Exhibit A attached hereto, executed by each Guarantor (the “Guarantor Acknowledgement”);

(c) An opinion of counsel to the Loan Parties addressed to the Agent and the Lenders covering such matters as the Agent may reasonably request;

(d) Evidence that all fees due and payable to the Lenders, and all fees and expenses payable to the Agent, in connection with this Amendment have been paid; and

(e) Such other documents, instruments and agreements as the Agent may reasonably request.

Section 3. Representations. The Borrower represents and warrants to the Agent and the Lenders that:

(a) Authorization. The Borrower has the right and power, and has taken all necessary action to authorize it, to execute and deliver this Amendment and to perform its obligations hereunder and under the Credit Agreement, as amended by this Amendment, in accordance with their respective terms. This Amendment has been duly executed and delivered by a duly authorized officer of the Borrower and each of this Amendment and the Credit Agreement, as amended by this Amendment, is a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its respective terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors rights generally and (ii) the availability of equitable remedies may be limited by equitable principles of general applicability.

(b) Compliance with Laws, etc. The execution and delivery by the Borrower of this Amendment and the performance by the Borrower of this Amendment and the Credit Agreement, as amended by this Amendment, in accordance with their respective terms, do not and will not, by the passage of time, the giving of notice or otherwise: (i) require any Government Approvals or violate any Applicable Laws (including Environmental Laws) relating to the Borrower or any other Loan Party; (ii) conflict with, result in a breach of or constitute a default under the organizational documents of the Borrower or any other Loan Party, or any indenture, agreement or other instrument to which the Borrower or any other Loan Party is a party or by which it or any of its respective properties may be bound; or (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by the Borrower or any other Loan Party.

(c) No Default. No Default or Event of Default has occurred and is continuing as of the date hereof or will exist immediately after giving effect to this Amendment.

Section 4. Reaffirmation of Representations by Borrower. The Borrower hereby repeats and reaffirms all representations and warranties made by the Borrower and the other Loan Parties to the Agent and the Lenders in the Credit Agreement and the other Loan Documents to which it is a party on and as of the date hereof with the same force and effect as if such representations and warranties were set forth in this Amendment in full.

Section 5. Joinder and Representations of New Lenders. The parties hereto agree as follows:

(a) Upon the effectiveness of this Amendment, each Lender and such Lender’s respective Commitment is as set forth on Exhibit B attached hereto.

(b) Each Lender that was not party to the Credit Agreement immediately prior to giving effect to this Amendment (a “New Lender”) (i) represents and warrants to the Agent, the Lenders and the Borrower that it is (A) legally authorized to enter into this Amendment and to become a Lender under the Credit Agreement and (B) an “accredited investor” (as such term is used in Regulation D of the Securities Act); (ii) confirms that it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant thereto and such other documents and information (including without limitation the Loan Documents) as such New Lender has deemed appropriate to make its own credit analysis and decision to become a Lender; (iii) appoints and authorizes the Agent to take such action as contractual representative on such New Lender’s behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto; and (iv) acknowledges and agrees that it will become a party to and shall be bound by the Credit Agreement and the other Loan Documents to which the other Lenders are a party as of the date hereof and will perform in accordance therewith all of the obligations which are required to be performed by it as if such New Lender were an original Lender under and signatory to the Credit Agreement.

Section 6. Certain References. Each reference to the Credit Agreement in any of the Loan Documents shall be deemed to be a reference to the Credit Agreement as amended by this Amendment.

Section 7. Expenses. The Borrower shall reimburse the Agent upon demand for all costs and expenses (including attorneys’ fees) incurred by the Agent in connection with the preparation, negotiation and execution of this Amendment and the other agreements and documents executed and delivered in connection herewith.

Section 8. Benefits. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

Section 9. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

Section 10. Effect. Except as expressly herein amended, the terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect. The amendments contained herein shall be deemed to have prospective application only, unless otherwise specifically stated herein.

Section 11. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

Section 12. Definitions. All capitalized terms not otherwise defined herein are used herein with the respective definitions given them in the Credit Agreement.

[Signatures on Next Page]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Amended and Restated Credit Agreement to be executed as of the date first above written.

THE BORROWER:

SENIOR HOUSING PROPERTIES TRUST

By: /s/ John R. Hoadley
       Name: John R. Hoadley
       Title: Treasurer and Chief Financial Officer

THE AGENT AND THE LENDERS:

WACHOVIA BANK, NATIONAL ASSOCIATION,
individually and as Agent

By: /s/ David M. Blackman
       Name: David M. Blackman
       Title: Managing Director

CITIZENS BANK OF MASSACHUSETTS

By: /s/ Daniel R. Ouellette
       Name: Daniel R. Ouellette
       Title: Senior Vice President

ING REAL ESTATE FINANCE (USA) LLC

By: /s/ Christopher S. Godlewski
       Name: Christopher S. Godlewski
       Title: Vice President

[Signatures Continued on Next Page]

[Signature Page to First Amendment to Amended and Restated
Credit Agreement with Senior Housing Properties Trust]

CALYON NEW YORK BRANCH

By: /s/ Joseph A. Asciolla
       Name: Joseph A. Asciolla
       Title: Managing Director

By: /s/ David Bowers
       Name: David Bowers
       Title: Managing Director

ROYAL BANK OF CANADA

By: /s/ Dan LePage
       Name: Dan LePage
       Title: Authorized Signatory

TD BANKNORTH, N.A.

By: /s/ Peter Brockelman
       Name: Peter Brockelman
       Title: Senior Vice-President

[Signatures Continued on Next Page]

[Signature Page to First Amendment to Amended and Restated
Credit Agreement with Senior Housing Properties Trust]

UBS LOAN FINANCE LLC

By: /s/ Richard L. Tavrow
       Name: Richard L. Tavrow
       Title: Director

By: /s/ Irja Otsa
       Name: Irja Otsa
       Title: Associate Director

WELLS FARGO BANK, NATIONAL ASSOCIATION

By: /s/ Frederick G. Bright
       Name: Frederick G. Bright
       Title: Vice President

MEGA INTERNATIONAL COMMERCIAL BANK
CO., LTD., NEW YORK BRANCH

By: /s/ Nae-Yee Lung
       Name: Nae-Yee Lung
       Title: SVP & General Manager

MEGA INTERNATIONAL COMMERCIAL BANK
CO., LTD., LOS ANGELES BRANCH

By: /s/ Michael C. Juang
       Name: Michael C. Juang
       Title: VP & Deputy GM

[Signatures Continued on Next Page]

[Signature Page to First Amendment to Amended and Restated
Credit Agreement with Senior Housing Properties Trust]

CHINATRUST COMMERCIAL BANK, LTD.

By: /s/ Michael Wu
       Name: Michael Wu
       Title: Vice President & Acting General Manager

COMERICA BANK

By: /s/ Casey L. Stevenson
       Name: Casey L. Stevenson
       Title: Vice President

MERRILL LYNCH CAPITAL CORPORATION

By: /s/ John C. Rowland
       Name: John C. Rowland
       Title: Vice President

UNITED OVERSEAS BANK LIMITED,
LOS ANGELES AGENCY

By: /s/ Hoong Chen
       Name: Hoong Chen
       Title: FVP & General Manager

[Signatures Continued on Next Page]

[Signature Page to First Amendment to Amended and Restated
Credit Agreement with Senior Housing Properties Trust]

BANK OF COMMUNICATIONS CO., LTD.,
NEW YORK BRANCH

By: /s/ Hong Tu
       Name: Hong Tu
       Title: General Manager

CHEVY CHASE BANK, FSB

By: /s/ Dory Halati
       Name: Dory Halati
       Title: Vice President

MORGAN STANLEY BANK

By: /s/ Daniel Twenge
       Name: Daniel Twenge
       Title: Authorized Signatory

CHANG HWA COMMERCIAL BANK, LTD.,
NEW YORK BRANCH

By: /s/ Jim C.Y. Chen
       Name: Jim C.Y. Chen
       Title: V.P. & General Manager

SCHEDULE 1.1(a)

Pricing Tables

Table I -- Investment Grade Pricing

Level	Borrower’s Credit Rating (S&P/Moody’s (other))	Applicable Margin for LIBOR Loans	Applicable Margin for Base Rate Loans	Facility Fee
1	Higher than BBB+/Baa1 (or equivalent)	0.50%	0.0%	0.125%
2	BBB+/Baa1 (or equivalent)	0.55%	0.0%	0.15%
3	BBB/Baa2 (or equivalent)	0.65%	0.0%	0.20%
4	BBB-/Baa3 (or equivalent)	0.80%	0.0%	0.20%

Table II -- Non-Investment Grade Pricing

Level	Ratio of Total Indebtedness to Total Asset Value	Applicable Margin for LIBOR Loans	Applicable Margin for Base Rate Loans	Facility Fee
1	< 0.40	0.80%	0.0%	0.20%
2	> 0.40 but < 0.50	0.925%	0.0%	0.225%
3	> 0.50	1.05%	0.0%	0.25%

EXHIBIT A

FORM OF GUARANTOR ACKNOWLEDGEMENT

THIS GUARANTOR ACKNOWLEDGEMENT dated as of ___________ ___, 2006 (this “Acknowledgment”) executed by each of the undersigned (the “Guarantors”) in favor of WACHOVIA BANK, NATIONAL ASSOCIATION, as Agent (the “Agent”) and each “Lender” a party to the Credit Agreement referred to below (the “Lenders”).

WHEREAS, Senior Housing Properties Trust (the “Borrower”), the Lenders, the Agent and certain other parties have entered into that certain Amended and Restated Credit Agreement dated as of July 29, 2005 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, each of the Guarantors is a party to that certain Guaranty dated as of July 29, 2005 (as amended, restated, supplemented or otherwise modified from time to time, the “Guaranty”) pursuant to which they guarantied, among other things, the Borrower’s obligations under the Credit Agreement on the terms and conditions contained in the Guaranty;

WHEREAS, the Borrower, the Agent and the Lenders are to enter into a First Amendment to Amended and Restated Credit Agreement dated as of the date hereof (the “Amendment”), to amend the terms of the Credit Agreement on the terms and conditions contained therein; and

WHEREAS, it is a condition precedent to the effectiveness of the Amendment that the Guarantors execute and deliver this Acknowledgement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto agree as follows:

Section 1. Reaffirmation. Each Guarantor hereby reaffirms its continuing obligations to the Agent and the Lenders under the Guaranty and agrees that the transactions contemplated by the Amendment shall not in any way affect the validity and enforceability of the Guaranty, or reduce, impair or discharge the obligations of such Guarantor thereunder.

Section 2. Governing Law. THIS ACKNOWLEDGEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

Section 3. Counterparts. This Acknowledgement may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

IN WITNESS WHEREOF, each Guarantor has duly executed and delivered this Acknowledgement as of the date and year first written above.

CCC ALPHA INVESTMENTS TRUST
CCC DELAWARE TRUST
CCC FINANCING I TRUST
CCC FINANCING LIMITED, L.P.
By: CCC Retirement Trust, its General Partner
CCC INVESTMENTS I, L.L.C.
CCC LEISURE PARK CORPORATION
CCC OHIO HEALTHCARE TRUST
CCC PUEBLO NORTE TRUST
CCC RETIREMENT COMMUNITIES II, L.P.
By: Crestline Ventures, LLC, its General Partner
CCC RETIREMENT PARTNERS TRUST
CCC RETIREMENT TRUST
CCC SENIOR LIVING CORPORATION
CCCP SENIOR LIVING LLC
CCDE SENIOR LIVING LLC
CCFL SENIOR LIVING LLC
CCOP SENIOR LIVING LLC
CCSL SENIOR LIVING LLC
CRESTLINE VENTURES LLC
CSL GROUP, INC.
ELLICOTT CITY LAND I, LLC
ELLICOTT CITY LAND II, LLC
HRES1 PROPERTIES TRUST
HRES2 PROPERTIES TRUST
LTJ SENIOR COMMUNITIES LLC
MSD POOL 1 LLC
MSD POOL 2 LLC
PANTHER GENPAR TRUST
PANTHER HOLDINGS LEVEL I L.P.
By: Panther GenPar Trust, its General Partner
SHOPCO-SD, LLC
SNH ALT LEASED PROPERTIES TRUST
SNH/CSL PROPERTIES TRUST
SNH CHS PROPERTIES TRUST
SNH/LTA PROPERTIES GA LLC
SNH/LTA PROPERTIES TRUST
SNH NS PROPERTIES TRUST
SNH KNIGHT PROPERTIES TRUST
SPTGEN PROPERTIES TRUST
SPTIHS PROPERTIES TRUST
SPT-MICHIGAN TRUST
SPTMISC PROPERTIES TRUST
SPTMNR PROPERTIES TRUST
SPTMRT PROPERTIES TRUST
SPTSUN II PROPERTIES TRUST

By: ____________________
John R. Hoadley
Treasurer

The following exhibit has been omitted and will be supplementally furnished to the Securities and Exchange Commission upon request:

EXHIBIT B — Lender Commitments